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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 3, 2003

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

 Delaware                                1-1003              22-2465204
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


1615 West Chester Pike
West Chester, PA                                      19382
                                                      ----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (484) 947-2000
                                                    --------------

                                       N/A
================================================================================
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On February 3, 2003, Nobel Learning Communities, Inc. issued a press release announcing that it had terminated its previously executed Merger Agreement with Socrates Acquisition Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit 99.1 Press Release issued on February 3, 2003 announcing the termination by Nobel Learning Communities, Inc. of its previously executed Merger Agreement with Socrates Acquisition Corporation.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOBEL LEARNING COMMUNITIES, INC.


Date: February 3, 2003                  By: /s/ A.J. Clegg
                                            ------------------------------------
                                            A.J. Clegg
                                            Chairman and Chief Executive Officer



                                  Exhibit Index

Exhibit No.            Description
----------             -----------

99.1 Press Release issued on February 3, 2003 announcing the termination by Nobel Learning Communities, Inc. of its previously executed Merger Agreement with Socrates Acquisition Corporation.